UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Last Event Report): July 16, 2007

THE STEPHAN CO.

(Exact name of registrant as specified in its charter)

Florida	1-4436	59-0676812
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 West McNab Road

Fort Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

(954) 971-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On July 16, 2007, The Stephan Co. received David Spiegel’s resignation as the Company’s Chief Financial Officer. Mr. Spiegel’s resignation, effective July 15, 2007, was for personal reasons.

(c) Effective July 19, 2007, the Board of Directors of the Company appointed Robert Spindler to serve as the Company’s new Chief Financial Officer. Since 2005 he has worked as an independent financial and accounting consultant, and he has provided financial consulting services to the Company since April 2007. From 1997 to 2005, Mr. Spindler served as Vice President and Chief Administrative Officer of National Beverage Corp., and was also responsible for financial reporting for its manufacturing subsidiary, Beverage Corporation International.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE STEPHAN CO.

Dated: July 20, 2007	By:	/s/ Frank F. Ferola
Frank F. Ferola
Chief Executive Officer